Exhibit 99.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM.

THIS NOTE AND THE OBLIGATIONS AND INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATED TO THE SENIOR DEBT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT THIS NOTE AND THE OBLIGATIONS AND INDEBTEDNESS EVIDENCED HEREBY SHALL BE SUBORDINATED IN ACCORDANCE WITH THE PROVISIONS OF A SUBORDINATION AGREEMENT, AND THE HOLDER ACCEPTS AND AGREES TO BE BOUND BY SUCH SUBORDINATION AGREEMENT.

February 3, 2015

PROMISSORY NOTE

FOR VALUE RECEIVED TSS, INC., INNOVATIVE POWER SYSTEMS, INC., VTC, L.L.C., VORTECH, L.L.C., TOTAL SITE SOLUTIONS AZ, LLC and ALLETAG BUILDERS, INC., jointly and severally (the “Borrower”), promise to pay to MHW SPV II, LLC (the “Lender”), the principal sum of up to Two Million Dollars ($2,000,000), or so much thereof as may be outstanding under the Loan (defined in the Loan Agreement (defined herein)) pursuant to the terms and conditions of the Loan Agreement (such amount, the “Principal Sum”), together with interest thereon at the rate or rates hereinafter provided, in accordance with the terms set forth herein.

Capitalized terms not otherwise defined herein (including terms set forth in the header hereto) shall have the meanings set forth in the Loan Agreement.

Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the fixed rate of twelve percent (12%) per annum payable in arrears in cash on the first day of each month (each, an “Interest Payment Date”). The first Interest Payment Date shall be March 1, 2015.

All interest payable under the terms of this Promissory Note (this “Note”) shall be calculated on the basis of a 365-day year and the actual number of days elapsed.

Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the first Interest Payment Date after the date that is sixty (60) months from the date of the last advance by the Lender of the proceeds of the Loan evidenced by this Note.

All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds at such places as the Lender may from time to time designate in writing to the Borrower.

Except for any applicable Prepayment Fee, the Borrower may prepay the Principal Sum in whole or in part at any time without premium or penalty.

In the event that Borrower makes an optional prepayment of any of the Principal Sum prior to the third anniversary of the Closing Date, the Borrowers shall pay a fee (the “Prepayment Fee”) equal to the following amount at the following times:

Period:	Prepayment Fee:
Closing Date through and including the first anniversary of the Closing Date	Four percent (4%) of the amount prepaid

The day following the first anniversary of the Closing Date through and including the second anniversary of the Closing Date	Two percent (2%) of the amount prepaid

The day following the second anniversary of the Closing Date through and including the third anniversary of the Closing Date	One percent (1%) of the amount prepaid

This Note is the “Note” described in that certain Loan Agreement of even date herewith by and among the Borrower and the Lender (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”). The Borrower agrees that the Lender, with respect to this Note, shall have the benefit of the provisions of the Loan Agreement that apply to the Loan Documents.

Upon the occurrence of any Event of Default, at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender by written demand from Lender to Borrower and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note and all applicable Laws.

The Borrower acknowledges and agrees that this Note shall be governed by the Laws of the State of Maryland.

THE BORROWER AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE BY THE BORROWER AND THE LENDER, AND EACH HEREBY REPRESENTS TO THE OTHER THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWER AND THE LENDER HEREBY FURTHER REPRESENT TO THE OTHER THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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SIGNATURE PAGE TO PROMISSORY NOTE

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized representative as of the date first written above.

BORROWER:

TSS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chief Executive Officer and President

INNOVATIVE POWER SYSTEMS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: President

VTC, L.L.C.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chief Executive Officer

VORTECH, L.L.C.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chairman

TOTAL SITE SOLUTIONS AZ, LLC

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Manager

ALLETAG BUILDERS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: President